UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2004

CT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-19179	56-1837282

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(704) 722-2500

Not Applicable
(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition

On October 26, 2004, CT Communications, Inc. announced its consolidated financial results for the third quarter of 2004.

ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of CT Communications, Inc., dated October 26, 2004, reporting CT Communications, Inc.’s consolidated financial results for the third quarter of 2004.

     On October 27, 2004, CT Communications, Inc. will hold an investor conference call and webcast to disclose financial results for the third quarter of 2004. The Supplemental Information package for use during this conference call is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of September 30, 2004, and CT Communications, Inc. does not assume any obligation to correct or update said information in the future.

     This information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC.

(Registrant)

Date: October 26, 2004	By:	/s/ Ronald A. Marino

Ronald A. Marino
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of CT Communications, Inc., dated October 26, 2004, reporting CT Communications, Inc.’s consolidated financial results for the third quarter of 2004.

Exhibit 99.2	Supplemental information prepared for use in connection with the financial results for the third quarter of 2004.